VALIDITY AND SUPPORT AGREEMENT

To: KELTIC FINANCIAL PARTNERS II, LP (“Lender”)

Pursuant to a Loan and Security Agreement between Lender and CASTLE BRANDS INC., a corporation organized under the laws of the State of Florida (“CBI”) and CASTLE BRANDS (USA) CORP. a corporation organized under the laws of the State of Delaware (“CBUSA”) (individually and collectively, “Borrower”) (“Borrower”) dated on or about the date hereof (the “Loan Agreement”), by one or more revolving notes and/or term notes (the “Senior Notes”), and other documents, instruments and agreements executed and/or delivered to Lender in connection therewith (collectively, the “Loan Documents”), Lender is, and after the date of this validity and support agreement (the “Agreement”) will be, extending credit to Borrower. Capitalized terms used in this Agreement that are not defined herein shall have the meanings given such terms in the Loan Documents.

The undersigned currently serves as the        and will actively participate in the preparation of financial reports, Notices of Borrowing, Borrowing Base Certificates, Compliance Certificates and other reports relating to Borrower’s Receivables, Inventory, and other Collateral required to be delivered to Lender pursuant to the Loan Document, and as Lender may otherwise require pursuant to the Loan Documents (collectively, the “Borrower Reports”). In order to induce Lender to extend credit to Borrower pursuant to the Loan Documents, the undersigned agrees with Lender as follows:

1. The undersigned, solely in his capacity as        of the Borrower, has read the Loan Documents and is familiar with the terms and conditions thereof to the extent necessary for the execution and delivery of this Agreement.

2. At the time when made, the representations of Borrower in the Loan Documents are, to the knowledge of the undersigned as        of the Borrower, true, correct, and complete in all Material respects, and do not contain any Material misstatement of fact or omit to state any Material facts necessary to make the statements or information contained therein not misleading (except to the extent that such representations expressly relate to an earlier date).

3. The undersigned will, as part of his duties as the        of Borrower, supervise the actions of the employees of Borrower for whom the undersigned is responsible, in compiling and reporting data to Lender as will be contained in the Borrower Reports, and the undersigned will, in good faith, as part of such duties undertake to verify at such times that the Borrower Reports are submitted, that all information reported to Lender in the Borrower Reports is true, accurate and complete in all Material respects. The undersigned’s signature on any Borrower Report shall serve as the undersigned’s confirmation as        of the Borrower to Lender that all information contained in such Borrower Report is true, accurate and complete in all Material respects.

4. The undersigned shall use commercially reasonable efforts to promptly notify Lender upon the undersigned’s obtaining actual knowledge (a) of any facts or circumstances indicating that any representation of Borrower made to Lender pursuant to any Loan Document is or was untrue in any Material respect or that would cause such representation to be untrue in any Material respect, or (b) that Borrower has not complied with any Material covenant of Borrower to Lender contained in any Loan Document, or (c) that any information furnished to Lender in any Borrower Report is inaccurate or incomplete in any Material respect.

5. The undersigned shall indemnify and hold Lender harmless from and against any loss or liability Lender actually suffers that is directly attributable to the undersigned’s failure to notify Lender as required by paragraph 4 herein. Additionally, the undersigned agrees that in the event of the undersigned’s failure to notify Lender as required by paragraph 4 herein, the undersigned shall, in addition to being subject to Lender’s other rights and remedies set forth herein, be obligated to repay to Lender in full upon demand by Lender any benefit received by the undersigned (e.g., the proceeds of any action by Borrower in violation of the Loan Documents, or acceptance of any prohibited dividend or distribution payment from Borrower), other than the salary, other benefits, reimbursement of expenses and indemnification to which the undersigned is entitled pursuant to the terms of the undersigned’s employment with Borrower.

6. In the event that Lender shall declare an Event of Default under the Loan Documents and thereafter commence to liquidate and realize upon the Collateral, then, upon notice in writing to the undersigned (the “Lender Notice”), the undersigned will exercise commercially reasonable efforts in an appropriate manner and in accordance with applicable law to assist Lender and/or its agents in disposing of the Collateral. To this effect, if Borrower has ceased operations and if requested by Lender in the Lender Notice, the undersigned will, at Lender’s option and direction, act as Lender’s agent in the undersigned’s present capacity as        of the Borrower for a period, in Lender’s discretion, of up to three (3) months from the date of such Lender Notice. Such service will be on a full-time basis and shall be at a level of compensation and other benefits equal to that in effect for the undersigned on the date of such declaration of Event of Default. Lender shall have the right, in Lender’s sole discretion, to terminate the engagement of the undersigned as Lender’s agent at any time during such term and Lender agrees to indemnify the undersigned as an agent of the Lender for any losses or liabilities incurred by the undersigned during such engagement. Lender may make Loans or Advances under the Loan Documents to pay such compensation, which loans or advances shall constitute Obligations thereunder and be secured by the Collateral. The undersigned’s compensation described above shall be an obligation of Borrower and Borrower hereby agrees to indemnify Lender for all amounts that Lender shall pay to the undersigned under this paragraph 6.

7. The representations, covenants and obligations of the undersigned to Lender under this Agreement shall terminate with respect to Advances and Loans made after the date of the undersigned’s termination (whether voluntary or not) as        of Borrower; provided, however, the undersigned acknowledges and agrees that following such termination, the undersigned shall remain liable to Lender to the extent provided for herein in connection with any breach of a representation, and/or any failure to comply with or satisfy any covenant or obligation, by the undersigned hereunder prior to such termination. This Agreement, and all duties, obligations and liabilities of the undersigned hereunder shall terminate on the date on which all Obligations have been finally and indefeasibly paid to Lender in full; provided, however, this Agreement shall be reinstated if at any time any prepayment, payment or other value received by Lender from any source, or any part thereof, of any of the Obligations is rescinded or is otherwise required to be restored or returned by Lender by reason of (i) any judgment, decree or order of any court or administrative body having competent jurisdiction, (ii) any settlement or compromise of any such claim, or (iii) otherwise, all as though such prepayment, payment or value had not been delivered to Lender, notwithstanding any termination hereof or the cancellation of any note or other agreement evidencing any of the Obligations. Notwithstanding the above, in the event the undersigned and Borrower agree to engage the Durkin Group, LLC or any other qualified auditing service provider (“Auditor”) acceptable to Lender in its reasonable discretion, at Borrower’s cost and expense, to review the Borrower Reports and the Auditor provides a favorable review of the Borrower Reports, then in such case Lender shall have no cause of action or right of indemnification against the undersigned under this Agreement up to and including the date of the Auditor’s review as set forth herein.

8. General Provisions.

a. This Agreement has been delivered, shall be deemed to have been made in, and shall be construed pursuant to, the internal laws of the State of New York without regard to the principles of conflicts of laws.

b. This Agreement shall be binding upon the undersigned and his heirs, executors, successors and assigns, and shall inure to Lender’s benefit and to the benefit of Lender’s successors and assigns. Neither this Agreement nor any portion hereof may be assigned by the undersigned, and any such attempted assignment shall be void and of no effect.

c. No delay on Lender’s part in exercising any rights hereunder, or taking any action to collect or enforce any Obligation of Borrower, either as against Borrower or any other Person primarily or secondarily liable with Borrower, shall operate as a waiver of any such right or in any manner prejudice Lender’s rights against the undersigned. No waiver of any of Lender’s rights hereunder and no modification or amendment to this Agreement shall be deemed to be made by Lender unless the same shall be in writing, duly signed on Lender’s behalf by a duly authorized officer and by the undersigned, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair Lender’s rights or the undersigned’s obligations to Lender in any other respect at any other time.

d. THE UNDERSIGNED HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY LITIGATION OR PROCEEDING RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE UNDERSIGNED HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE SUPREME COURT IN ANY COUNTY AND OF THE FEDERAL DISTRICT COURTS OF THE STATE OF NEW YORK AND HEREBY AGREES THAT NO DEFENSE OF FORUM NON CONVENIENS SHALL BE RAISED IN ANY ACTION BROUGHT IN SUCH COURT.

e. The undersigned hereby waives notice of acceptance of the granting of security interests to Lender in Borrower’s Receivables, Inventory or any other Collateral, and other assets and the granting or extension of loans and advances by Lender to Borrower, and also waives notice of default, non-payment, partial payment, presentment, demand, protest and all other notices to which the undersigned might otherwise be entitled.

f. This Agreement shall not be construed to be a guaranty of the collectability of any Collateral or of the Obligations.

g. This Agreement shall continue to be effective following any amendment, modification, restatement or other change to any of the Loan Documents, and if any Obligations of Borrower is also guaranteed by any other Person by guaranty of payment and performance, validity guaranty or by endorsement of any note of Borrower or otherwise, the release by Lender of any such other guarantor, or settlement with such other Person, or the revocation or impairment of any other such Person, shall not operate to prejudice Lender’s rights against the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed the day and year first written above.

KELTIC FINANCIAL PARTNERS II, LP

By Keltic Financial Services, LLC, its general partner

Name:

By:
Title:

Name:

Title:

ACKNOWLEDGED AND AGREED:

CASTLE BRANDS, INC.

By:
Name:
Title:

CASTLE BRANDS (USA) CORP.

By:
Name:
Title: